UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2019

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street, Rockville, Maryland		20852-4041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: 301/998-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest, $.01 par value per share, with associated Common Share Purchase Rights	FRT	New York Stock Exchange
Depositary Shares, each representing 1/1000 of a share of 5.00% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share	FRT-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On August 19, 2019, Federal Realty Investment Trust (the “Registrant”) entered into an underwriting agreement with BofA Securities, Inc., Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the related pricing agreement, whereby the Registrant agreed to issue and sell $100,000,000 aggregate principal amount of 3.20% Notes due 2029 (the “Notes”) in an underwritten public offering.

The offering of the Notes closed on August 21, 2019. The Notes are of the same series as the 3.20% Notes due 2029 that the Registrant first issued on June 7, 2019 and are governed by the Indenture, dated as of September 1, 1998, between the Registrant and U.S. Bank National Association (successor trustee to Wachovia Bank, National Association (successor trustee to First Union National Bank)).

The Notes are senior unsecured obligations of the Registrant and rank equally with all of the Registrant’s other senior unsecured indebtedness. The Notes bear interest at 3.20% per annum, and interest is payable on June 15 and December 15 of each year, beginning on December 15, 2019. The Notes will mature on June 15, 2029 (unless redeemed prior to such date in accordance with their terms).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated August 19, 2019, by and among the Registrant and BofA Securities, Inc., Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I to the related pricing agreement

1.2	Pricing Agreement, dated August 19, 2019, by and among the Registrant and BofA Securities, Inc., Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

4.1	Form of 3.20% Note due 2029

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to legality of the securities being issued by the Registrant

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to material tax matters relating to the Registrant

23.1	Consents of Pillsbury Winthrop Shaw Pittman LLP (contained in the opinions filed as Exhibits 5.1 and 8.1 hereto)

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: August 22, 2019	By:	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary

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